Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Magnum Hunter Resources Corporation (the “Company”) on Form 10-Q filed on November 9, 2011 for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary C. Evans, chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 9, 2011

/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

In connection with the Quarterly Report of Magnum Hunter Resources Corporation (the “Company”) on Form 10-Q filed on November 9, 2011 for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald D. Ormand, chief financial officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 9, 2011

/s/ Ronald D. Ormand
Ronald D. Ormand,
Chief Financial Officer
The foregoing certification is being financial solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 and Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.
A signed original of this written statement required by Section 906 has been provided to Magnum Hunter Resources Corporation and will be retained by Magnum Hunter Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.